UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number: 811-4321

                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004


                              Howard L. Kitzmiller
                                    Secretary
                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

























Item 1 - Annual Report for the Period Ended December 31, 2004


ANNUAL REPORT DECEMBER 31, 2004

JPMorgan Funds

Value Opportunities Fund

(JP Morgan Logo)

Contents

President's Letter                     1
Investment Advisor Commentary          3
Portfolio of Investments               6
Financial Statements                  10
Notes to Financial Statements         13
Financial Highlights                  17

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

JPMorgan Value Opportunities Fund

President's Letter                                        February 11, 2005

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund (Class A shares) total return for the year ended December 31, 2004 was 17.14%, with dividends and capital gain distributions reinvested. Calendar year 2004 ended on a positive note as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Index and the Russell 1000 Value Index were up 5.31%, 10.88% and 16.49%, respectively. Once again, your Fund has outperformed all of those major, unmanaged indexes, as it has in each of the last three years.

After an initial rise in January of 2004, the stock market fluctuated for the next nine months. During that period, the general trend of the market was downward. This pattern changed during the last two months of the year, with the market rising above previous intra-year highs and ending up strongly. During the year inflation concerns, higher commodity prices, problems in some industry sectors, such as pharmaceuticals, and continuing Middle Eastern difficulties contributed to the market's sluggish performance. It is often said that securities markets do not react well to uncertainties, and the November/December rally looks to have been a post-election bounce. The overall result for the year was positive and generally in line with very long-term market averages.

Most of the broad based industry sectors saw gains in 2004, although Technology and Health Care, hurt by Pharmaceuticals, lagged behind other sectors such as Oil and Gas, Utilities, Industrials and Consumer Goods. The Fund's best performing industry sectors included Energy, Industrial Cyclicals and Capital Markets. (See the Investment Advisor's Report for more information about the performance of industries and companies held by the Fund.) On December 31, Class A and B shareholders received income dividends of $.150 per share and $.017 per share, respectively. Class A and B shareholders received a short-term capital gain distribution of $.17 per share and long-term capital gain distributions of $2.15 per share.

We remain cautiously optimistic about 2005. The economy continued to expand during 2004, as the U.S. Gross Domestic Product (GDP) grew at an annualized rate of approximately 4.4%. Many economists forecast similar or somewhat lower GDP growth for 2005. The Manufacturing sector has been expanding in part because the falling dollar has made American goods cheaper in foreign markets. The economy created over 2 million new jobs in 2004. The Federal Reserve is likely to continue its measured increases in the federal funds rate (up from 1% to 2.25% by the end of 2004), and inflation has remained under control. Corporate earnings have been improving although the very strong earnings growth rate of 2004 may well slow in 2005. One reason for caution is that, in general, stock price values are not cheap by historical standards. However, the Fund's focus on large capitalization stocks may bode well because, as a group, large cap stocks have under performed relative to mid- and small-capitalization companies for several years.

As we have noted in prior years, our portfolio management team at J.P. Morgan Investment Management has delivered truly superior performance, as indicated by the Fund's results over the past three years.

If you have any questions or comments about the Fund, please do not hesitate to contact us. We look forward to reporting to you again in six months.

Sincerely yours,

(signature)

Jeffrey L. Steele
President


Please note that current performance may be higher or lower than the performance data shown. The Fund is currently waiving certain fees.
Removal of the waiver would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund's investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund
Investment Advisor's Report as of December 31, 2004

Q: How did the Fund perform?
A: Year-to-date through December 31, the Fund appreciated by 17.14%. Its benchmark, the Russell 1000 Value index, gained 16.49%.

Q: Why did the Fund perform this way?
A: The Fund benefited from strong stock selection within the Industrial and Health Care sectors. Nearly three years after its fall from grace, Tyco continues to recover strongly. The company has generated significant free cash flow, shored up its balance sheet and increased its dividend sooner and by a larger amount than expected. Now on solid ground, Tyco can begin to use its cash flow in more accretive ways. In Health Care, managed care provider Wellpoint gained significantly on the approval of its merger with Anthem. On its own, the company was a strong free cash flow generator with good momentum in its underlying business; combined, it can become a viable national player through the potential acquisition of other "Blues" plans.

Alternatively, stock selection in the Consumer Discretionary and Consumer Staple sectors detracted from results. In Consumer Discretionary, a position in Jones Apparel negatively impacted relative performance, as the stock's modest positive 5% return underperformed in a strong sector. News of Jones' acquisition of luxury retailer Barney's was received negatively by the market. We continue to find the stock attractive on a valuation basis, but have reduced our position to reflect greater uncertainty. Within Consumer Staples, a position in Coca Cola hurt performance, as low unit volume growth disappointed investors. We continue to own the stock due to its compelling valuation and strong franchise and our belief that senior management has addressed weak leadership and poor execution issues.

Q: How was the Fund managed?
A: We have been cautious about the market for some time, believing valuations to be full and macro risks skewed to the negative. While the portfolio has remained true to the large cap value style, there is one characteristic that could be interpreted as defensive relative to the benchmark: we favor the larger cap stocks within the value space to a greater extent than ever before, while remaining largely sector neutral and style consistent. We prefer to take risk where we believe we have the most insight: the area of stock selection. We will continue to focus the portfolio on attractively valued stocks based on our forecasts of their long-term earnings and cash flow.

(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2004

Portfolio Diversification by Sector (percent of long-term investments)

(The following data were depicted in a horizontal bar chart reflecting the relative percentages)

Industrial Products & Services              14.47%
Commercial Banks                            13.69%
Consumer Discretionary                      12.47%
Energy                                      11.39%
Consumer Staples                             6.51%
Utilities                                    5.48%
Insurance                                    4.97%
Consumer Finance                             4.82%
Health Care                                  4.47%
Telecommunications Services                  4.42%
Information Technology                       4.40%
Capital Markets                              3.97%
Materials                                    3.89%
Mortgage Finance                             3.71%
Real Estate                                  1.34%

Top Ten Equity Holdings of the Portfolio

1.                   Citigroup               5.53%
2.                 Exxon Mobil               5.44%
3.            General Electric               4.04%
4.             Bank of America               3.86%
5.      Verizon Communications               3.07%
6.       Willis Group Holdings               2.56%
7.              SunTrust Banks               2.54%
8.                Altria Group               2.52%
9.               Liberty Media               2.50%
10.         Tyco International               2.43%

Top 10 equity holdings comprised 34.49% ($15,032,635) of the Fund's total long-term investments. As of December 31, 2004 the Fund held 81 equity holdings. Portfolio holdings are subject to change at any time.

Average Annual Total Return

                                                        SINCE INCEPTION
                                               1 YEAR   (12/31/01)/1/
Class A Shares
   Without Sales Charge                        17.14%       10.76%
   With Sales Charge/2/                        11.00%        8.78%

Class B Shares
   Without CDSC                                16.14%        9.87%
   With CDSC/3/                                11.14%        9.20%



/1/ Date Fund began operations as JPMorgan Value Opportunities Fund.

/2/ Sales Charge for Class A Shares is 5.25%. Prior to November 15, 2004, the
maximum sales   charge was 5.75%.

/3/ Assumes 5% CDSC (contingent deferred sales charge) for the 1 year period and 3% CDSC for the period since inception.



(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2004


Life of Fund Performance (12/31/2001 to 12/31/2004)

(graph showing growth of a $10,000 initial investment compared to several indeces:)
                                        Dec 01   Dec 02 Dec 03   Dec 04

JPMorgan Value Opportunities Fund
  (Class A shares)                      $ 9,475  $8,448 $10,985  $12,872
Russell 1000 Value Index                $10,000  $8,448 $10,985  $12,796
Lipper Large-Cap Value Funds Index      $10,000  $8,032 $10,303  $11,539
Standard & Poor's 500 Composite Index   $10,000  $7,795 $10,031  $11,122

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Large-Cap Value Equity Index from December 31, 2001 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Equity Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees of the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(Unaudited)
JPMorgan Value Opportunities Fund
Portfolio of Investments

As of December 31, 2004

  Shares  Issuer                                               Value
Long-Term Investments -- 67.81%

          Common Stocks -- 67.81%

          Aerospace & Defense -- 1.88%
   6,000  Honeywell International Inc.                         $    212,460
  12,400  Lockheed Martin Corp.                                     688,820
   8,000  Raytheon Co.                                              310,640

                                                                  1,211,920

          Apparel -- 1.08%
  19,000  Jones Apparel Group, Inc.                                 694,830

          Capital Markets -- 2.69%
  43,800  Charles Schwab Corp.                                      523,848
  14,200  Morgan Stanley                                            788,384
   8,500  State Street Corp.                                        417,520

                                                                  1,729,752

          Chemicals -- 1.40%
   3,000  Air Products and Chemicals, Inc.                          173,910
   6,000  Dow Chemical Co.                                          297,060
   9,700  Praxair, Inc.                                             428,255
                                                                    899,225

          Commercial Banks -- 9.28%
  35,800  Bank of America Corp.                                   1,682,242
  50,000  Citigroup Inc.                                          2,409,000
  15,000  SunTrust Banks, Inc.                                    1,108,200
   7,600  US Bancorp                                                238,032
  10,000  Wachovia Corp.                                            526,000

                                                                  5,963,474

          Commercial Services & Supplies -- 1.00%
  12,473  Accenture LTD/1/                                          336,771
   7,100  Sabre Holdings Corp.                                      157,336
   5,200  Waste Management, Inc.                                    155,688

                                                                    649,795

          Computers & Peripherals -- 1.74%
  29,200  Hewlett-Packard Co.                                       612,324
   3,000  International Business Machines Corp.                     295,740
  12,100  Seagate Technology, Inc.                                  208,967

                                                                  1,117,031

          Consumer Finance -- 3.26%
   5,200  Ambac Financial Inc.                                      427,076
  10,600  Capital One Financial Corporation                         892,626
  17,000  CIT Group Inc.                                            778,940

                                                                  2,098,642

          Consumer Staples -- 4.00%
  18,000  Altria Group, Inc.                                   $  1,099,800
   7,700  CVS Corp.                                                 347,039
   2,000  Kimberly-Clark Corp.                                      131,620
   9,100  Kraft Foods Inc.                                          324,051
   5,600  Masco Corp.                                               204,568
  11,300  The Coca-Cola Company Inc.                                470,419

                                                                  2,577,497

          Health Care Providers & Services -- 0.95%
   5,400  HCA Inc.                                                  215,784
   3,400  Wellpoint Inc./1/                                         391,000

                                                                    606,784

          Health Care Equipment & Supplies -- 0.80%
   2,900  AmerisourceBergen Corp.                                   170,172
   9,700  Boston Scientific Corp./1/                                344,835

                                                                    515,007

          Hotels, Restaurants & Leisure -- 1.08%
  21,700  McDonald's Corp.                                          695,702

          Industrial Conglomerates -- 4.38%
  48,200  General Electric Corp.                                  1,759,300
  29,600  Tyco International LTD (Bermuda)                        1,057,904

                                                                  2,817,204

          Insurance -- 3.38%
  12,100  Assurant, Inc.                                            369,655
  10,200  Renaissance Re Holdings                                   531,216
   4,000  The St Paul Travelers Cos.                                148,280
  27,100  Willis Group Holdings                                   1,115,707

                                                                  2,164,858

          Machinery -- 1.05%
   8,000  Danaher Corp.                                             459,280
   3,300  Grainger (WW), Inc.                                       219,846

                                                                    679,126

          Media -- 5.34%
  20,200  Dex Media Corp.                                           504,192
  99,300  Liberty Media Corp. Class A/1/                          1,090,314
   9,300  Liberty Media International, Inc./1/                      429,939
  22,400  Viacom Inc.                                               815,136
     600  The Washington Post Company, Class B                      589,812

                                                                  3,429,393

          Metals & Mining -- 1.24%
  15,600  Alcoa Inc.                                                490,152
   6,000  United States Steel Corporation                           307,500

                                                                    797,652

          Mortgage Finance & Thrifts -- 2.52%
  10,300  Fannie Mae                                           $    733,463
  12,000  Freddie Mac                                               884,400

                                                                  1,617,863

          Oil & Gas -- 7.72%
   6,500  Andarko Petroleum Corp.                                   421,265
  15,200  ChevronTexaco Corp.                                       798,152
   6,500  ConocoPhillips Inc.                                       564,395
  46,300  Exxon Mobil Corp.                                       2,373,338
   6,100  Global SantaFe Corp.                                      201,971
  10,000  Rowan Companies/1/                                        259,000
   8,200  Unocal Corp.                                              354,568

                                                                  4,972,689

          Paper & Forest Products -- 0.41%
   6,200  International Paper Co.                                   260,400

          Pharmaceuticals -- 1.29%
  14,300  Merck & Co. Inc.                                          459,602
   8,600  Wyeth                                                     366,274

                                                                    825,876

          Real Estate -- 0.91%
   9,900  Equity Office Properties Trust                            288,288
  12,000  United Dominion Realty                                    297,600

                                                                    585,888

          Retailing -- 0.96%
  10,100  Dollar General Corp.                                      209,777
   7,000  Federated Department Stores, Inc.                         404,530

                                                                    614,307

          Software and Services -- 1.26%
   3,600  Affiliated Computer Services, Inc.                        216,684
  10,300  Computer Associates International                         319,918
  10,000  Microsoft Corporation                                     267,100

                                                                    803,702

          Telecommunications Services -- 2.99%
   6,200  SBC Communications Corp.                                  159,774
  17,200  Sprint Corp. FON Group                                    427,420
  33,000  Verizon Communications Corp.                            1,336,830

                                                                  1,924,024

          Trading Companies & Distributors -- 0.50%
   7,400  Prologis                                                  320,642

          Transportation -- 0.98%
  15,100  Norfolk Southern Corp.                               $    546,469
   5,200  Southwest Airlines                                         84,656

                                                                    631,125

          Utilities -- 3.72%
   7,700  American Electric Power Co., Inc.                         264,418
   6,700  Dominion Resources, Inc.                                  453,858
   3,400  FPL Group, Inc.                                           254,150
  15,000  PG&E Corp.*                                               499,200
   9,300  PPL Corp.                                                 495,504
   9,400  Pinnacle West Capital Corp.                               417,454

                                                                  2,384,584

          Total Long-Term Investments
          (Cost $28,685,118)                                     43,588,992

Short-Term Investments  0.13%

          Money Market Fund -- 0.13%
  82,991  JPMorgan Prime Money Market Fund /2/                       82,991
          (Cost $82,991)

          Total Investments -- 67.94%                            43,671,983
          (Cost $28,768,109)


Other assets in excess of liabilities -- 32.06%                  20,607,806

Net assets -- 100.00%                                          $ 64,279,789



/1/ Non-income producing security.

/2/ Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc., an affiliate of the Adviser.



See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities

As of December 31, 2004

  Assets:
    Investment securities at value:
      Unaffiliated issuers                       $43,588,992
      Affiliated issuers                              82,991
    Interest and dividends receivable                 60,709
    Receivable for Fund shares sold               20,695,024
  Total assets                                                  $64,427,716

  Liabilities:
    Due to custodian                                   2,928
    Payable for adviser and management services       24,651
    Payable for distribution plans                    21,133
    Payable for other accrued expenses                42,745
    Payable for Fund shares redeemed                  56,470
  Total liabilities                                                 147,927

  Net Assets:
    Capital paid in on shares of capital stock 49,346,590 Accumulated undistributed net
      investment income                                3,079
    Accumulated net realized gain
      on investments                                  26,246
    Unrealized gains                              14,903,874

  Total net assets                                              $64,279,789

  Total Authorized Capital Stock
  500,000,000 shares, $.01 par value:
    Class A net assets, 2,544,781
shares outstanding                                              $43,254,875
    Class A net asset value per share                           $     17.00
    Class A maximum offering price per share                    $     17.94
    Class B net assets, 22,890 shares outstanding               $   383,879
    Class B net asset value per share /1/                       $     16.77
    Institutional Class net assets,
      1,214,179 shares outstanding                              $20,641,035
    Institutional Class net asset value                         $     17.00

  Cost of investments                                           $28,768,109


/1/ Redemption price may be reduced by contingent deferred sales charge.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Operations

For the year ended December 31, 2004

  Investment Income:
    Dividends                                    $   919,203
    Dividend income from affiliated
      investments /1/                                  9,898

  Total investment Income                                       $   929,101

  Expenses:
    Investment advisory fee                          200,220
    Business management fee                           70,077
    Distribution expenses                             77,398
    Transfer agent fee                               115,647
    Auditing and legal fees                           33,900
    Custodian fee                                     29,067
    Directors' fees                                   16,400
    Postage, stationery and supplies                   3,100
    Reports to shareholders                           19,691
    Registration and prospectus                       55,229
    Other                                             29,460

  Total expenses                                                    650,189
    Less amounts waived                                              69,910
  Net expenses                                                      580,279
  Net investment income                                             348,822

  Realized and Unrealized Gain (Loss)
    on investments:
    Net realized gain on equities,
      identified cost basis                        5,290,926
    Net change in unrealized gain                    839,212
      Net realized and change in
      unrealized gain (loss) on investments                       6,130,138

  Net increase in net assets resulting
    from operations                                              $6,478,960


/1/ Includes reimbursements of investment advisory, administration and shareholder servicing fees of $1,239.


See notes to financial statements.
JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets

  For the Periods Indicated

                                                     Year           Year
                                                     Ended          Ended
                                                   12/31/04       12/31/03

  Increase in Net Assets from operations:
    Net investment income                      $    348,822   $     216,430
    Net realized gain on equity investments       5,290,926       7,546,415
    Net change in unrealized gain
      on investments                                839,212       2,109,109

    Net increase in net assets
      from operations                             6,478,960       9,871,954

  Distributions to Shareholders from:
    Net investment income                         (338,245)       (194,130)
    Net realized gains                          (5,273,324)     (7,240,126)

  Total distribution to shareholders            (5,611,569)     (7,434,256)

  Capital Stock Transactions:

    Net increase in net assets resulting
      from capital stock transactions            24,300,561       4,864,426
  Total increase in net assets                   25,167,952       7,302,124

  Net Assets:
    Beginning of period                          39,111,837      31,809,713

    End of period (including undistributed
      net investment income: $3,079 and
      $1,146, respectively)                     $64,279,789     $39,111,837


See notes to financial statements

JPMorgan Value Opportunities Fund

Notes to Financial Statements

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund) was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A, Class B and Institutional Class shares. Institutional Class shares began operations on December 31, 2004. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management Inc. (JPMIM, a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment advisor (the "Investment Advisor). Washington Management Corporation (WMC) is the Fund's business manager (the "Business Manager). WMC is a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor), a wholly-owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the
Fund:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments -- Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the mean between the bid and asked quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

   Currently distributable ordinary income                   $        3,509
   Currently distributable long-term capital gains                   22,737
   Gross unrealized appreciation on investments                  14,988,275
   Gross unrealized depreciation on investments                    (81,322)
   Net unrealized appreciation on investments                    14,906,953

During the year ended December 31, 2004 the following reclassification was made: Undistributed net investment income was decreased by $8,644 and undistributed capital gains were increased by $8,644 due to investments in real estate investment trusts and a distribution reclassification.

The tax character of distributions paid to shareholders for the year ended December 31, 2004 was as follows:

                   Distribution        Distribution            Total
                   from ordinary      from long-term       distributions
  Share Class         income           capital gains           paid

  Class A              $720,833          $4,843,219          $5,564,052
  Class B                 3,819              43,698              47,517

  Total                $724,652          $4,886,917          $5,611,569

  The tax character of distributions paid to shareholders for the year ended December 31, 2003 was as follows:


                   Distribution        Distribution            Total
                   from ordinary      from long-term       distributions
  Share Class         income           capital gains           paid

  Class A              $194,130          $7,221,628          $7,415,758
  Class B                    --              18,498              18,498

  Total                $194,130          $7,240,126          $7,434,256

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee -- The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% on the Fund's net assets. During the period JPMIM contractually waived $34,955.

B. Business Management Fee -- The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. During the period WMC contractually waived $34,955. The Fund pays all expenses not assumed by the Investment Advisor or Business Manager.

C. Custodian Fees -- Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $29,067 includes $21 that was paid by these credits rather than in cash.

D. Shareholder Service Fees -- The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A), 0.25% (Class B) and 0.10% (Institutional Class) of the average daily net assets of each of the respective share classes. Class A and Institutional shares incurred no such expenses and Class B shares incurred $297 in shareholder service expenses during the year ended December 31, 2004.

E. Distribution Fees -- Class A and Class B shares each have a Distribution Plan. The Class A Plan pays a fee at an annual rate of up to 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $75,639 and Class B shares incurred $1,759 in distribution expenses during the year ended December 31, 2004.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $30,341 on its retail sales of shares of the Fund and Distribution Plans fees. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $16,181,937 and sales of $17,535,097 during the year ended December 31, 2004.

5. Concentrations and Indemnifications

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Capital Share Transactions

Capital stock transactions were as follows for the periods presented:

                                     Year ended December 31, 2004
                                Class A Shares          Class B Shares
                              Amount      Shares      Amount      Shares

Shares sold                  $1,092,842      60,882    $354,488      20,519
Shares issued in reinvest-
  ment of distributions       4,986,222     293,135      43,045       2,565
Shares redeemed             (2,711,137)   (156,421)   (105,934)     (6,137)

Net increase in Fund
  shares outstanding         $3,367,927     197,596    $291,599      16,947

In addition, the Fund sold $20,641,035 equalling 1,214,179 shares of Institutional Class shares on December 31, 2004, the first day the shares were made available for purchase.

                                     Year ended December 31, 2003
                                Class A Shares          Class B Shares
                              Amount      Shares      Amount      Shares

Shares sold                 $   969,291      55,735     $97,522       5,509
Shares issued in reinvest-
  ment of distributions       6,566,359     404,583      15,586         970
Shares redeemed             (2,757,635)   (166,968)    (26,697)     (1,424)

Net increase in Fund
  shares outstanding         $4,778,015     293,350     $86,411       5,055


Financial Highlights

                                                              Class A                                  Class B<F1>
                                                      Year Ended December 31,                    Year Ended December 31,
Per Share Operating Performance:            2004     2003      2002      2001      2000      2004         2003         2002

Net asset value, beginning of period      $16.62    $15.48    $20.86    $28.05    $28.83    $16.45       $15.40       $20.86
Income from investment operations:
Net investment income (loss)                 .15       .10       .06       .02       .04       .02<F2>     (.01)<F2>    (.08)<F2>
  Net gains and losses on securities
    (both realized and unrealized)          2.70      4.86     (2.63)    (4.28)      .10      2.64         4.78        (2.63)
Total from investment operations            2.85      4.96     (2.57)    (4.26)      .14      2.66         4.77        (2.71)
Less Distributions
  Dividends from net investment income      (.15)     (.10)     (.06)     (.02)     (.05)     (.02)       --           --
  Distributions from capital gains         (2.32)    (3.72)    (2.75)    (2.91)     (.87)    (2.32)       (3.72)       (2.75)
    Total distributions                    (2.47)    (3.82)    (2.81)    (2.93)     (.92)    (2.34)       (3.72)       (2.75)

Net asset value, end of period            $17.00    $16.62    $15.48    $20.86    $28.05    $16.77       $16.45       $15.40

Total Return<F3>                           17.14%    32.63%   (12.54%)  (15.31%)     .65%    16.14%       31.56%      (13.21%)

Ratios/Supplemental Data:
  Net assets, end of period (thousands)   $43,255   $39,014   $31,796   $51,253   $62,075      $384          $98          $14

Ratio of Expenses to Average Net Assets:
  Net expense                               1.44%     1.41%     1.46%     1.39%     1.25%     2.26%        2.14%        2.45%
  Net investment income                      .88%      .64%      .42%      .09%      .21%      .15%        (.08%)       (.40%)
  Expenses without waivers                  1.62%     1.65%      N/A       N/A       N/A      2.41%        2.38%      N/A
  Net investment income without waivers      .70%      .40%      N/A       N/A       N/A       .00%        (.32%)     N/A

Portfolio Turnover Rate  All Classes       40.64%    60.83%    51.20%    14.42%    11.73%


<F1> Class B shares began operations on December 31, 2001

<F2> Calculated based on average shares outstanding

<F3> Total return figures do not include the effect of any front-end or deferred sales charge


Institutional Share Class does not appear as operations began on January
3, 2005

N/A = not applicable

See notes to financial statements.

JPMorgan Value Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund (hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2005

JPMorgan Value Opportunities Fund
Tax Letter (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2004. The information for taxable accounts necessary to complete your income tax returns for the year will be received in conjunction with your 2004 Form 1099-DIV.

During the fiscal year the Fund paid a long-term capital gain distribution of $4,886,917. As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2004. For purposes of computing the dividends eligible for reduced tax rates, 100% of the dividend income and short-term capital gains paid by the Fund from net investment income are considered qualified dividend income. In addition, 100% of the Fund's long-term capital gain distribution qualifies for the reduced capital gain tax rate. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the Fund from net investment income represent qualifying dividends.

JPMorgan Value Opportunities Fund
Schedule of Shareholder Expenses (unaudited)

Hypothetical $1,000 Investment
December 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the period, July 1, 2004, and continued to hold your shares at the end of the period, December 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


JPMorgan Value Opportunities Fund
Schedule of Shareholder Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                       Expenses
                                                           Paid
                                             Ending      During
                              Beginning     Account      Period
                                Account       Value   July 1 to  Annualized
                                  Value    December    December     Expense
                           July 1, 2004    31, 2004    31, 2004       Ratio

Class A

  Actual period return        $1,000.00   $1,127.30       $7.75   1.45%/1/
  Hypothetical                $1,000.00   $1,017.70       $7.35   1.45%/1/

Class B

  Actual period return        $1,000.00   $1,122.50      $11.90   2.23%/1/
  Hypothetical                $1,000.00   $1,013.80      $11.29   2.23%/1/



/1/ During the fiscal half-year ending June 30, 2005, the Fund expects Class A and Class B expenses to be lower. Class A expenses are expected to be approximately 1.14% (annualized) which would have resulted in actual expenses being $6.10 and hypothetical expenses being $5.79. Class B expenses are expected to be approximately 1.64% (annualized) which would have resulted in actual expenses being $8.76 and hypothetical expenses being $8.31.

JPMorgan Value Opportunities Fund

Board of Directors

                         Year First
                         Elected a
Name, Age                Director or
and Position             Officer of    Principal Occupation(s)
With Fund                the Fund<F1>  During Past 5 Years           Other Directorships<F2> Held

Independent Directors

Cyrus A. Ansary          1985          President, Investment         The American Funds Tax-Exempt
71                                     Services International, LLC   Series I and Washington
                                       (holding company for          Mutual Investors Fund
                                       various operating entities)

Daniel J. Callahan III   2001          Vice Chairman and Treasurer,  The American Funds Tax-Exempt
72                                     The Morris and Gwendolyn      Series I; Washington Mutual
                                       Cafritz Foundation            Investors Fund; and WGL
                                                                     Holdings, Inc.

James C. Miller III      2001          Chairman, CapAnalysis         The American Funds Tax-Exempt
62                                     Group; Former Counselor,      Series I; FLYi, Inc.; and
                                       Citizens for A Sound          Washington Mutual
                                       Economy                       Investors Fund

Katherine D. Ortega      2003          Former Treasurer of The       The American Funds Tax-Exempt
70                                     United States                 Series I; The Kroger Co.;
                                                                     Rayonier, Inc.; and Washington
                                                                     Mutual Investors Fund

J. Knox Singleton        2004          President and Chief           The American Funds Tax-Exempt
56                                     Executive Officer,  INOVA     Series I; Healthcare Realty Trust,
                                       Health System                 Inc.; and Washington Mutual
                                                                     Investors Fund

T. Eugene Smith          1985          President, T. Eugene Smith,   The American Funds Tax-Exempt
74                                     Inc. (real estate consulting, Series I and Washington
                                       planning and development)     Mutual Investors Fund


Interested Directors<F3>

James H. Lemon, Jr.      1985          Chairman & Chief Executive    The American Funds Tax-Exempt
68, Chairman of                        Officer, The Johnston-Lemon   Series I and Washington Mutual
the Board                              Group, Incorporated           Investors Fund
                                       (financial services holding
                                       company)

Harry J. Lister          1985          Director, Washington          The American Funds Tax-Exempt
68, Vice Chairman                      Management Corporation        Series I and Washington Mutual
of the Board                                                         Investors Fund

Jeffrey L. Steele        1999          Director & President,         The American Funds Tax-Exempt
59, President                          Washington Management         Series I and Washington Mutual
                                       Corporation; Former Partner,  Investors Fund
                                       Dechert Price and Rhoads

(Unaudited)

JPMorgan Value Opportunities Fund

Other Officers

                              Year First
                              Elected an
Name, Age and                 Officer of
Position with Fund            the Fund<F1>  Principal Occupation During Past 5 Years

Other Officers

Stephen Hartwell              1985          Chairman, Washington Management Corporation
89, Executive Vice President

Howard L. Kitzmiller          1985          Director, Senior Vice President, Secretary and
74, Senior Vice President                   Assistant Treasurer, Washington Management
and Secretary                               Corporation

Michael W. Stockton           1993          Director, Vice President, Assistant Secretary and
37, Vice President, Treasurer,              Assistant Treasurer, Washington Management
and Assistant Secretary                     Corporation

Ralph S. Richard              1998          Director, Vice President and Treasurer, Washington
85, Vice President                          Management Corporation

Lois A. Erhard                1987          Vice President, Washington Management
52, Vice President                          Corporation

J. Lanier Frank               1995          Assistant Vice President,
43, Assistant Vice President                Washington Management Corporation

Ashley L. Shaw<F4>            2000          Assistant Secretary, Washington Management
35,  Assistant Secretary                    Corporation; Attorney/Law Clerk
and Assistant Treasurer




<F1> Directors and officers of the Fund hold office until their resignation, removal or retirement.

<F2> This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

<F3> "Interested persons within the meaning of the 1940 Act on the basis of
their affiliation with   the Fund's Business Manager,
Washington Management Corporation.

<F4> Ashley L. Shaw is the daughter of James H. Lemon, Jr.

The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling the JPMorgan Funds Service Center at 1-800-480-4111. The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

(Unaudited)

JP Morgan Value Opportunities Fund

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from the Fund for providing services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Investors should carefully read the Fund's prospectus which includes information on the Fund's investment objectives, risks, as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund's prospectus please call 1-800-480-4111. Please read carefully before investing or sending money.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days afer the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330).

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A description of the Fund's proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

OFFICES OF THE INVESTMENT ADVISOR

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, NY 10036-7601

JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

(C)J.P. Morgan Chase & Co., 2005 All Rights Reserved, February 2005

AN-VO-1204

Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the code. Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

Item 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Katherine D. Ortega, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

Item 4 - Principal Accountant Fees and Services


(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,686 in 2003 and $26,775 in 2004.

(b) Audit-Related Fees. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit pf the Services Providers, which required pre-approval by the Audit Committee were $7,077,000 from May 6, 2003 through December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved) and $8,945,000 for the year ended December 31, 2004. These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 ("SAS 70 reports")).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,750 in 2003 and $7 085 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the year ended December 31, 2003 or 2004, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) No services were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28.3 million in 2003 and $25.3 million in 2004.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.


Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant


Item 6 - Schedule of Investments

The schedule is included under Item 1 of this Form.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.



Item 11 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12 - Exhibits

(a)   (1) Code of Ethics subject of the disclosure  requirement required by
          Item 2 is filed as an exhibit hereto.

     (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     JPMorgan Value Opportunites Fund, Inc.

                     By  /s/ Jeffrey L. Steele, President and PEO
                         Date: March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Jeffrey L. Steele, President and PEO

Date: March 3, 2005



 By /s/ Michael W. Stockton, Vice President and Treasurer

Date: March 3, 2005


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